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                                                                   Exhibit 10.34


                            SECOND AMENDMENT TO LEASE


THIS SECOND AMENDMENT TO LEASE (the "Agreement") is made effective as of September 30, 1993, by and between FOUNTAIN ASSOCIATES I, LTD., a Florida limited partnership ( "Landlord" ) and ANCHOR GLASS CONTAINER CORPORATION, a Delaware Corporation ( "Tenant" ).

WHEREAS, pursuant to the Lease, dated March 31, 1988, as amended by the First Amendment To Lease dated as of June 1, 1992, Landlord leased to Tenant certain real property located in Hillsborough County, Florida, commonly known as Anchor Place at Fountain Square;

                  WHEREAS, Landlord and Tenant now desire to amend the provisions of the Lease as herein set forth;

NOW, THEREFORE, for and in consideration of the mutual covenants herein set forth and other good and valuable, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. Default by Tenant. Subparagraph 13 of Paragraph 9(a) of the Lease, as amended, is hereby further amended by:

            (a) Changing the period at the end of the first sentence thereof to a comma and adding the following text after such comma:
                  "Amendment No. 2, and Amendment No. 3."; and

            (b) Deleting the second sentence thereof in its entirety and replacing it with the following sentence: "Copies of Section 9, Certain Covenants of the Company, and Section 12.1, Definitions, of the Note Purchase Agreement and Amendments No. 1, No. 2 and No. 3 to the Note Purchase Agreement are attached hereto as Exhibit "Q" and incorporated herein by reference".

      2. No Further Modification. Except as expressly set forth herein, all terms and provisions of the Lease shall remain in full force and effect.
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IN WITNESS HEREOF, Landlord and Tenant have executed this Agreement as of the date set forth above.

Signed, sealed and delivered in the presence of:


_____________________________       FOUNTAIN ASSOCIATES I, LTD.,
Name:________________________       a Florida limited partnership


_____________________________       By: TWC Sixty-One, Inc.,
Name:________________________           a Florida Corporation,
                                        General Partner


                                    By: /s/ Jack Wilson
                                       Name:  Jack Wilson
                                       Title: President



                                    ANCHOR GLASS CONTAINER
_____________________________         CORPORATION,
Name:________________________       a Delaware Corporation


_____________________________       By: /s/ Robert A. Thompson
Name:________________________          Name:  Robert A. Thompson
                                       Title: Vice President and Treasurer